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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: September 8, 1998


                             RELIANCE RESOURCES INC.
             (Exact name of registrant as specified in its charter)



         COLORADO                        33-38214-D              95-4734398
(State or Other Jurisdiction of      Commission File No.      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



                                 1621 ALTIVO WAY
                          LOS ANGELES, CALIFORNIA 90026
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (818) 980-0929
                         ------------------------------

       Registrant's Name or former address, if changed since last Report:

                           PURSUIT VENTURE CORPORATION


             This Report contains three sequentially numbered pages.



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ITEM 5.  OTHER EVENTS

         On September 8, 1998, the Company amended its Articles of Incorporation to change its corporate name to RELIANCE RESOURCES INC.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RELIANCE RESOURCES INC.


                                            /s/ Patrick C. Brooks
                                            ---------------------------
                                            Patrick C. Brooks
                                            Director, President and Secretary

Date:    September 8, 1998

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